UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                           FORM N-CSRS


      CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                       INVESTMENT COMPANIES


Investment Company Act file number 811-21621

Name of Fund:  Defined Strategy Fund Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Mitchell M. Cox, Chief
     Executive Officer, Defined Strategy Fund Inc., 4 World Financial Center, 5th Floor, New York, New York 10080. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (212) 449-8118

Date of fiscal year end: 09/30/05

Date of reporting period: 12/29/04 - 03/31/05

Item 1 -   Report to Stockholders


Defined Strategy Fund Inc.

Semi-Annual Report
March 31, 2005


(IQ LOGO) INVESTMENT ADVISORS


(N LOGO)
NUVEEN
INVESTMENTS


Defined Strategy Fund Inc. seeks total returns that, exclusive of Fund fees and expenses, exceed the performance of the ten highest dividend-yielding stocks included in the Dow Jones Industrial Average (SM) as determined once each year (normally two trading days prior to the last day of the calendar year in which the U.S. stock markets are open for trading).

This report, including the financial information herein, is transmitted to shareholders of Defined Strategy Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission's Web site at http://www.sec.gov.


Defined Strategy Fund Inc.
Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.


Defined Strategy Fund Inc.



Portfolio Information as of March 31, 2005


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

E.I. Du Pont de Nemours & Co.                     10.9%
Merck & Co., Inc.                                 10.5
Altria Group, Inc.                                10.5
Pfizer, Inc.                                      10.2
The Coca-Cola Co.                                 10.2
SBC Communications, Inc.                           9.6
Citigroup, Inc.                                    9.3
JPMorgan Chase & Co.                               9.3
Verizon Communications, Inc.                       9.2
General Motors Corp.                               7.7


                                               Percent of
Five Largest Industries*                       Net Assets

Pharmaceuticals                                   20.8%
Diversified Telecommunication Services            18.8
Diversified Financial Services                    18.5
Beverages                                         10.2
Automobiles                                        7.7

* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.


                                               Percent of
Sector Representation                         Net Assets**

Health Care                                       21.2%
Consumer Staples                                  20.7
Telecommunication Services                        18.8
Financials                                        18.6
Materials                                         10.9
Consumer Discretionary                             8.0
Information Technology                             0.2
Industrials                                        0.2
Other*                                             1.6

 * Includes portfolio holdings in short-term investments.

** Total may not equal 100%.



DEFINED STRATEGY FUND INC., MARCH 31, 2005



A Letter From the President


Dear Shareholder

Investing in the ten highest dividend-yielding stocks in the Dow Jones Industrial Average ("DJIA") is a strategy followed by many investors. The Defined Strategy Fund Inc. offers investors a unique way to implement this popular strategy through a single closed-end fund. The investment objective of the Fund is to seek total returns that, exclusive of Fund fees and expenses, exceed the performance of the ten highest dividend-yielding stocks included in the DJIA as determined once each year.

The U.S. stock market, as measured by the total return of the DJIA Index, returned -2.00% for the period since inception (December 28, 2004) through March 31, 2005. Over that same period, the total return of the 10 highest dividend-yielding stocks included in the DJIA returned -4.44%, while the Fund returned -4.07% (as measured by the change in net asset value plus dividend reinvestment).

While we would obviously have preferred for the market to have been up and the Fund to have had positive returns, we are encouraged that the Fund has been able to replicate and modestly outperform the strategy by 37 basis points (.37%).

IQ Investment Advisors continues to take a non-traditional approach to asset management by seeking to identify specific economic or strategic investment themes that aim to fulfill particular investor needs. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead in 2005. We thank you for trusting IQ Investment Advisors with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Mitchell M. Cox)
Mitchell M. Cox
President, IQ Investment Advisors



DEFINED STRATEGY FUND INC., MARCH 31, 2005



A Discussion With Your Fund's Portfolio Manager


We are pleased to provide you with this first shareholder report for Defined Strategy Fund Inc., a newly organized closed-end investment company. While the Fund is advised by IQ Investment Advisors, the following discussion is provided to you by Nuveen Asset Management, the Fund's sub-adviser.


How has the Fund performed since its inception?

Since inception (December 28, 2004) through March 31, 2005, the Common Stock of Defined Strategy Fund Inc. had a total investment return of -4.07%, based on a change in per share net asset value from $19.10 to $18.19, and assuming reinvestment of all distributions. The Fund's unmanaged benchmark, the Dow Jones
10 Index, returned -4.44% for the same period.

For a description of the Fund's total investment return based on a change in per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


Describe the market environment during the reporting period.

After a stellar fourth quarter of 2004 (marked by an S&P 500 Index return of +9.23%), the equity markets suffered a mild pullback in the first quarter of 2005. The broader markets, as measured by the S&P 500 and the Dow Jones Industrial Average (DJIA), had returns of -2.15% and -2.06%, respectively. The Dow Jones 10 Index had a return of -4.62%, as its overweight position in General Motors Corp. (GM), down 25.6% for the quarter, cost it performance relative to the broader indexes. In general, higher-beta stocks (small cap and technology names) were the worst performers for the quarter, as indicated by the -7.95% return of the Nasdaq Composite Index (a common measure of technology stock performance) and the -5.34% return of the small cap Russell 2000 Index.


How have you managed the portfolio since its inception?

As this was the first quarter of the Fund's existence, we were actively investing the portfolio throughout a portion of January. Investment activity focused on investing substantially all of the Fund's assets in the ten highest dividend yielding stocks included in the DJIA and entering into certain other transactions designed to seek enhanced returns. Overall, this investment process went smoothly, with approximately 98% of the initial proceeds invested in the 10 highest-yielding stocks in the DJIA.


How would you characterize the portfolio's position at the close of the period?

We believe the portfolio is well positioned to continue to meet its stated objectives. We have some concern regarding the future financial flexibility of GM. The stock price has already declined substantially, but there is room for more deterioration and a potential cut in the dividend may loom on the horizon. However, consistent with the Fund's policies, we will continue to hold GM and let the Dow Jones index selection methodology guide us in the rebalancing process at year-end.


How do the plans for the sale of St. Paul Travelers' stake in Nuveen Investments affect me as a shareholder?

Pursuant to an investment management agreement between Defined Strategy Fund Inc. (the "Fund") and IQ Investment Advisors LLC ("IQ"), IQ has served as the Fund's investment adviser and has been responsible for the overall investment strategy of your Fund. As the investment adviser of your Fund, IQ entered into an investment sub-advisory agreement for the Fund pursuant to which Nuveen Asset Management ("NAM") was retained to furnish investment advisory services to the Fund. NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). Nuveen is a publicly traded company and was until recently a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul"). St. Paul previously announced a three-part program to sell its interest in Nuveen to the public in a registered, broadly disseminated offering (the "Sale").



DEFINED STRATEGY FUND INC., MARCH 31, 2005



Upon completion of the three-part program that comprises the Sale, the sub-advisory agreement between NAM and IQ may be terminated by operation of law. In order for NAM to continue to serve as sub-adviser of the Fund after the completion of the Sale, the shareholders of the Fund must approve a new sub-advisory agreement.

Your investment in the Fund will not change as a result of the Sale. You will still own the same shares in the Fund, and the value of your investment will not change as a direct result of the Sale. If approved, the new sub-advisory agreement will still be with NAM, the portfolio manager and other members of the Fund's investment team at NAM are not anticipated to change and the terms of the new sub-advisory agreement will be substantially identical to the terms of the original sub-advisory agreement. In addition, the Sale is not anticipated to have any effect on the personnel advising the Fund.


Rob A. Guttschow
Portfolio Manager

April 25, 2005



DEFINED STRATEGY FUND INC., MARCH 31, 2005


Schedule of Investments

Industry*                         Shares Held     Common Stocks                                                    Value
Automobiles--7.7%                     356,928     General Motors Corp.                                      $    10,490,114

Beverages--10.2%                      333,035     The Coca-Cola Co.                                              13,877,569

Biotechnology--13.6%                  145,000     Amgen, Inc. (b)                                                 8,440,450
                                      284,431     Gilead Sciences, Inc. (b)                                      10,182,630
                                                                                                            ---------------
                                                                                                                 18,623,080

Capital Markets--6.3%                 720,243     E*Trade Financial Corp. (b)                                     8,642,916

Chemicals--10.9%                      291,133     E.I. Du Pont de Nemours & Co.                                  14,917,655

Commercial Services                   117,502     Apollo Group, Inc. Class A (b)                                  8,702,198
& Supplies--6.4%

Computers & Peripherals--6.5%         230,000     Dell, Inc. (b)                                                  8,836,600

Diversified Financial                 281,956     Citigroup, Inc.                                                12,671,102
Services--18.5%                       366,102     JPMorgan Chase & Co.                                           12,667,129
                                                                                                            ---------------
                                                                                                                 25,338,231

Diversified Telecommunication         553,497     SBC Communications, Inc.                                      13,112,344
Services--18.8%                       352,498     Verizon Communications, Inc.                                  12,513,679
                                                                                                            ---------------
                                                                                                                 25,626,023

Food & Staples Retailing--6.5%        557,000     The Kroger Co. (b)                                              8,928,710

Health Care Equipment                 275,000     Boston Scientific Corp. (b)                                     8,054,750
& Supplies--5.9%

Health Care Providers                 123,000     Express Scripts, Inc. (b)                                      10,724,370
& Services--7.9%

Multiline Retail--7.6%                199,957     Kohl's Corp. (b)                                               10,323,780

Pharmaceuticals--26.7%                222,118     Forest Laboratories, Inc. (b)                                   8,207,260
                                      443,555     Merck & Co., Inc.                                              14,357,875
                                      530,343     Pfizer, Inc.                                                   13,932,111
                                                                                                            ---------------
                                                                                                                 36,497,246

Road & Rail--7.9%                     488,400     Swift Transportation Co., Inc. (b)                             10,813,176

Semiconductors & Semiconductor        825,000     Micron Technology, Inc. (b)                                     8,530,500
Equipment--6.2%

Software--6.2%                        675,000     Oracle Corp. (b)                                                8,424,000

Specialty Retail--12.6%               104,000     Autozone, Inc. (b)                                              8,912,800
                                      228,311     Bed Bath & Beyond, Inc. (b)                                     8,342,484
                                                                                                            ---------------
                                                                                                                 17,255,284

Tobacco--10.5%                        218,515     Altria Group, Inc.                                             14,288,696

                                                  Total Investments in Common Stocks
                                                  (Cost--$279,531,391)--196.9%                                  268,894,898



                                    Beneficial
                                      Interest    Short-Term Securities
                                   $2,198,624     Merrill Lynch Liquidity Series, LLC
                                                  Cash Sweep Series I (a)                                         2,198,624

                                                  Total Investments in Short-Term Securities
                                                  (Cost--$2,198,624)--1.6%                                        2,198,624

Total Investments (Cost--$281,730,015**)--198.5%                                                                271,093,522
Liabilities in Excess of Other Assets--(98.5%)                                                                (134,553,737)
                                                                                                            ---------------
Net Assets--100.0%                                                                                          $   136,539,785
                                                                                                            ===============


DEFINED STRATEGY FUND INC., MARCH 31, 2005


Schedule of Investments (concluded)


  * For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

 ** The cost and unrealized appreciation (depreciation) of investments as of March 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                   $  281,730,015
                                                     ==============
    Gross unrealized appreciation                    $    6,236,629
    Gross unrealized depreciation                      (16,873,122)
                                                     --------------
    Net unrealized depreciation                      $ (10,636,493)
                                                     ==============

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                              Net          Interest
    Affiliate                               Activity         Income

    Merrill Lynch Liquidity Series,
      LLC Cash Sweep Series I              $2,198,624       $18,396


(b) Non-income producing security.

    Variable prepaid forward contracts as of March 31, 2005 were as follows:

    Shares Held   Issue++                                     Value

      145,000     Amgen, Inc.                        $  (8,363,078)
      117,502     Apollo Group, Inc.                    (8,600,151)
      104,000     Autozone, Inc.                        (8,800,397)
      228,311     Bed, Bath & Beyond, Inc.              (8,261,731)
      275,000     Boston Scientific Corp.               (7,983,470)
      230,000     Dell, Inc.                            (8,734,549)
      720,243     E*Trade Financial Corp.               (8,527,258)
      123,000     Express Scripts, Inc.                (10,519,267)
      222,118     Forest Laboratories, Inc.             (8,105,017)
      284,431     Gilead Sciences, Inc.                (10,007,309)
      199,957     Kohl's Corp.                         (10,123,723)
      557,000     The Kroger Co.                        (8,831,458)
      825,000     Micron Technology, Inc.               (8,429,107)
      675,000     Oracle Corp.                          (8,344,823)
      488,000     Swift Transportation Co., Inc.       (10,613,611)
                                                    ---------------
    Total (Proceeds--$138,373,179)                  $ (134,244,949)
                                                    ===============

 ++ Non-income producing securities.

    See Notes to Financial Statements.



DEFINED STRATEGY FUND INC., MARCH 31, 2005


Statement of Assets, Liabilities and Capital

As of March 31, 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$279,531,391)                 $   268,894,898
           Investments in affiliated securities, at value (identified cost--$2,198,624)                           2,198,624
           Receivables:
               Dividends                                                                  $       421,316
               Interest from affiliates                                                             5,864           427,180
                                                                                          ---------------
           Other assets                                                                                              19,072
                                                                                                            ---------------
           Total assets                                                                                         271,539,774
                                                                                                            ---------------

Liabilities

           Variable prepaid forward contracts, at value (proceeds--$138,373,179)                                134,244,949
           Payables:
               Dividends to shareholders                                                          420,833
               Offering costs                                                                     249,975
               Investment adviser                                                                  84,232           755,040
                                                                                          ---------------   ---------------
           Total liabilities                                                                                    134,999,989
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   136,539,785
                                                                                                            ===============

Capital

           Common Stock, par value $.001 per share, 100,000,000 shares authorized                           $         7,505
           Paid-in capital in excess of par                                                                     143,042,503
           Undistributed investment income--net                                           $         3,851
           Accumulated realized capital losses--net                                               (5,811)
           Unrealized depreciation--net                                                       (6,508,263)
                                                                                          ---------------
           Total accumulated losses--net                                                                        (6,510,223)
                                                                                                            ---------------
           Total Capital--Equivalent to $18.19 per share based on 7,505,236 shares of
           Common Stock outstanding (market price--$16.69)                                                  $   136,539,785
                                                                                                            ===============

           See Notes to Financial Statements.


DEFINED STRATEGY FUND INC., MARCH 31, 2005


Statement of Operations

For the Period December 28, 2004++ to March 31, 2005
Investment Income

           Dividends                                                                                        $     1,109,562
           Interest (including $18,396 from affiliates)                                                             180,562
                                                                                                            ---------------
           Total income                                                                                           1,290,124
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $       293,576
           Directors' fees and expenses                                                            20,755
           Transfer agent fees                                                                     11,703
           Accounting services                                                                      8,178
           Listing fees                                                                             7,786
           Printing and shareholder reports                                                         7,786
           Professional fees                                                                        5,820
           Custodian fees                                                                           3,319
           Pricing fees                                                                               346
           Other                                                                                    2,573
                                                                                          ---------------
           Total expenses                                                                                           361,842
                                                                                                            ---------------
           Investment income--net                                                                                   928,282
                                                                                                            ---------------

Realized & Unrealized Loss--Net

           Realized loss on investments--net                                                                        (5,811)
           Unrealized appreciation (depreciation) on:
               Investments--net                                                              (10,636,493)
               Variable prepaid forward contracts--net                                          4,128,230       (6,508,263)
                                                                                          ---------------   ---------------
           Total realized and unrealized loss--net                                                              (6,514,074)
                                                                                                            ---------------
           Net Decrease in Net Assets Resulting from Operations                                             $   (5,585,792)
                                                                                                            ===============

              ++ Commencement of operations.

                 See Notes to Financial Statements.


DEFINED STRATEGY FUND INC., MARCH 31, 2005


Statement of Changes in Net Assets

For the Period December 28, 2004++ to March 31, 2005
Operations

           Investment income--net                                                                           $       928,282
           Realized loss--net                                                                                       (5,811)
           Unrealized depreciation--net                                                                         (6,508,263)
                                                                                                            ---------------
           Net decrease in net assets resulting from operations                                                 (5,585,792)
                                                                                                            ---------------

Dividends to Shareholders

           Investment income--net                                                                                 (924,431)
                                                                                                            ---------------

Common Stock Transactions

           Proceeds from issuance of Common Stock                                                               143,250,000
           Offering cost resulting from issuance of Common Stock                                                  (300,000)
                                                                                                            ---------------
           Net increase in net assets resulting from Common Stock transactions                                  142,950,000
                                                                                                            ---------------

Net Assets

           Total increase in net assets                                                                         136,439,777
           Beginning of period                                                                                      100,008
                                                                                                            ---------------
           End of period*                                                                                   $   136,539,785
                                                                                                            ===============
               * Undistributed investment income--net                                                       $         3,851
                                                                                                            ===============

              ++ Commencement of operations.

                 See Notes to Financial Statements.


Statement of Cash Flows

For the Period December 28, 2004++ to March 31, 2005
Cash Used for Operating Activities

           Net decrease in net assets resulting from operations                                             $   (5,585,792)
           Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
               Increase in receivables                                                                            (427,180)
               Increase in other assets                                                                            (19,072)
               Increase in other liabilities                                                                        334,207
               Realized and unrealized loss--net                                                                  6,514,074
               Amortization of premium and discount                                                               (162,167)
           Purchases of long-term securities--net                                                             (279,531,391)
           Purchases of short-term investments--net                                                             (2,042,268)
                                                                                                            ---------------
           Net cash used for operating activities                                                             (280,919,589)
                                                                                                            ---------------

Cash Provided by Financing Activities

           Proceeds from issuance of Common Stock                                                               143,250,000
           Proceeds from Variable prepaid forward contracts                                                     138,373,179
           Cash payments on offering costs                                                                        (300,000)
           Dividends paid to shareholders                                                                         (503,598)
                                                                                                            ---------------
           Net cash provided by financing activities                                                            280,819,581
                                                                                                            ---------------

Cash

           Net decrease in cash                                                                                   (100,008)
           Cash at beginning of period                                                                              100,008
                                                                                                            ---------------
           Cash at end of period                                                                            $            --
                                                                                                            ===============

             ++ Commencement of operations.

                See Notes to Financial Statements.


DEFINED STRATEGY FUND INC., MARCH 31, 2005


Financial Highlights
                                                                                                            For the Period
                                                                                                             December 28,
                                                                                                              2004++ to
The following per share data and ratios have been derived                                                     March 31,
from the information provided in the financial statements:                                                       2005
Per Share Operating Performance

           Net asset value, beginning of period                                                             $         19.10
                                                                                                            ---------------
           Investment income--net                                                                                       .12
           Realized and unrealized loss--net                                                                          (.87)
                                                                                                            ---------------
           Total from investment operations                                                                           (.75)
                                                                                                            ---------------
           Less dividends from investment income--net                                                                 (.12)
                                                                                                            ---------------
           Offering costs resulting from the issuance of Common Stock                                                 (.04)
                                                                                                            ---------------
           Net asset value, end of period                                                                   $         18.19
                                                                                                            ---------------
           Market price per share, end of period                                                            $         16.69
                                                                                                            ===============

Total Investment Return**

           Based on net asset value per share                                                                    (4.07%)+++
                                                                                                            ===============
           Based on market price per share                                                                      (15.94%)+++
                                                                                                            ===============

Ratios to Average Net Assets

           Expenses                                                                                                  1.01%*
                                                                                                            ===============
           Investment income--net                                                                                    2.59%*
                                                                                                            ===============

Supplemental Data

           Net assets, end of period (in thousands)                                                         $       136,540
                                                                                                            ===============
           Portfolio turnover                                                                                            0%
                                                                                                            ===============

             * Annualized.

            ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
               Total investment returns exclude the effects of sales charges.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


DEFINED STRATEGY FUND INC., MARCH 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
The Defined Strategy Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company with a fixed term of existence.
The Fund pursues its investment objective by investing substantially all of its net assets, in approximately equal amounts, in the ten highest dividend-yielding stocks in the Dow Jones Industrial Average (as of a date determined once each year) (the "Stocks"). To enhance its returns, the Fund will simultaneously enter into variable prepaid forward contracts, with terms of approximately one year, to sell liquid equity securities and will use the proceeds to purchase liquid equity securities other than the Stocks. Prior to commencement of operations on December 28, 2004, the Fund had no operations other than those relating to organizational matters and the sale of 5,236 shares of Common Stock on December 9, 2004 to Merrill Lynch Investment Managers, L.P. ("MLIM") for $100,008. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in opinion of management, necessary to present a fair statement of the results for the interim period.
All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol DSF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



DEFINED STRATEGY FUND INC., MARCH 31, 2005



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund will engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund will purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Variable prepaid forward contracts--The Fund will enter into variable prepaid forward contracts with terms of approximately one year to sell liquid equity securities and will use the sale proceeds to purchase those same liquid equity securities. In a variable prepaid forward contract, the amount of shares (or their cash equivalent) that the seller is required to deliver at maturity varies as a function of the stock's performance. The variable prepaid forward contracts will be prepaid to the counterparties to these transactions and as a result the Fund will not be exposed to any risk that counterparties to these transactions will be unable to meet their obligations under the arrangements. The liquid equity securities may serve as collateral for the Fund's obligation under the variable prepaid forward contracts.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date end at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Offering expenses--Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



DEFINED STRATEGY FUND INC., MARCH 31, 2005



Notes to Financial Statements (concluded)


2. Investment Advisory and Management Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory and Management
Agreement with IQ Investment Advisors LLC ("IQ"), an indirect subsidiary of Merrill Lynch & Co. Inc. ("ML & Co.").

IQ is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund will pay a monthly fee at an annual rate equal to .82% of the average daily value of the Fund's net assets plus borrowings for leverage and other investment purposes. IQ has entered into a Sub-Advisory Agreement with Nuveen Asset Management, Inc. ("Nuveen"), pursuant to which Nuveen provides certain investment advisory services to IQ with respect to the Fund. For such services, IQ will pay Nuveen a monthly fee at an annual rate equal to .35% of the average daily value of the Fund's net assets plus borrowings for leverage and other investment purposes. There was no increase in the aggregate fees paid by the Fund for these services.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to l end portfolio securities to ML & Co. and its affiliates, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of IQ. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of IQ, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

For the period December 28, 2004 to March 31, 2005, MLPF&S received gross fees from underwriting of $5,671,871 in connection with the issuance of the Fund's Common Stock. In addition, the Fund reimbursed MLPF&S $33,350 as a partial reimbursement of expenses incurred in connection with the issuance of the Fund's Common Stock.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, IQ, MLIM LLC, and/or ML & Co.


3. Investments:
Purchases, excluding short-term securities, for the period December 28, 2004 to March 31, 2005 were $279,531,391.


4. Common Stock Transactions:
The Fund is authorized to issue 100,000,000 shares of capital stock, par value $.001, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common stock.

Shares issued and outstanding during the period December 28, 2004 to March 31, 2005 increased by 7,500,000 from shares sold.


DEFINED STRATEGY FUND INC., MARCH 31, 2005


Officers and Directors


Alan R. Batkin, Director and Chairman of the Board
Paul Glasserman, Director and Chairman of Audit
   Committee
William J. Rainer, Director and Chairman of
   Nominating Committee
Andrew J. Donohue, Director and Chief Legal Officer
Steven W. Kohlhagen, Director
Mitchell M. Cox, President
Jay M. Fife, Vice President
Colleen R. Rusch, Vice President
Donald C. Burke, Vice President, Secretary and
   Treasurer
Jeffrey Hiller, Chief Compliance Officer


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
The Bank of New York
101 Barclay Street--11 East
New York, NY 10286


NYSE Symbol
DSF


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


DEFINED STRATEGY FUND INC., MARCH 31, 2005


Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 -   Disclosure of Proxy Voting Policies and Procedures for
           Closed-End Management Investment Companies - Not
           Applicable to this semi-annual report

Item 8 -   Portfolio Managers of Closed-End Management Investment
           Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not
           Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not
           Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Defined Strategy Fund Inc.


By:     /s/ Mitchell M. Cox
       ---------------------------
       Mitchell M. Cox,
       Chief Executive Officer of
       Defined Strategy Fund Inc.


Date: May 23, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Mitchell M. Cox
       ----------------------------
       Mitchell M. Cox,
       Chief Executive Officer of
       Defined Strategy Fund Inc.


Date: May 23, 2005


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Defined Strategy Fund Inc.


Date: May 23, 2005